Home Office: Harrison, NY Administrative Office: 6400 C Street SW Cedar Rapids, IA 52499

VIA EDGAR

Securities and Exchange Commission

100 F Street NE

Washington, D.C. 20549

Re:	TFLIC Series Life Account, SEC File No. 811-08878
➣	TFLIC Financial Freedom Builder, Registration No. 333-38343
➣	TFLIC Freedom Elite Builder, Registration No. 333-61654
➣	TFLIC Freedom Wealth Protector, Registration No. 033-86696
➣	TFLIC Freedom Elite Builder II, Registration No. 333-113442
➣	Transamerica Journey NY, Registration No. 333-192820

Rule 30b2-1 Filing

Dear Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Transamerica Financial Life Insurance Company (the “Company”) on behalf of the Registrant, recently sent (or will send) to its policyholders the annual reports dated December 31, 2021 for the underlying management investment companies listed below (the “Funds”). This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act:

ANNUAL REPORT FILING:

American Funds Insurance Series, SEC File No. 811-03857

Transamerica Series Trust, SEC File No. 811-04419

Fidelity Variable Insurance Products Fund, SEC File No. 811-03329

Fidelity Variable Insurance Products Fund II, SEC File No. 811-05511

Fidelity Variable Insurance Products Fund III, SEC File No. 811-07205

ProFunds, SEC File No. 811-08239

AllianceBernstein Variable Products Series Fund, Inc., SEC File No. 811-05398

Franklin Templeton Variable Insurance Products Trust, SEC File No. 811-05583

Some of the funds included in the Fund Company’s annual report filing may not be available under every Policy offered by the Registrant.

The Company understands that the Fund has filed, or will file, their annual report with the Commission under the separate cover, pursuant to Rule 30d-1.

To the extent necessary, these filings are incorporated herein by reference. If you have any questions regarding this filing, please contact me at (800) 797-2643 or Danna Wilson at (727) 557-3603.

Sincerely,

/s/ Arthur D. Woods
Arthur D. Woods Esq.
Transamerica Financial Life Insurance Company